UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

THE WENDY’S COMPANY
Name of the Registrant as Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 26, 2016.

THE WENDY’S COMPANY	Meeting Information
	Meeting Type:	2016 Annual Meeting of Stockholders
	For holders as of:	March 28, 2016
	Date: May 26, 2016.	Time: 10:00 a.m. (EDT)
THE WENDY’S COMPANY ONE DAVE THOMAS BOULEVARD DUBLIN, OHIO 43017	Location: The Wendy’s Company
Thomas Conference Center
One Dave Thomas Boulevard Dublin, Ohio 43017

You are receiving this Notice because you hold shares of stock in The Wendy’s Company.

This is not a ballot. You cannot use this Notice to vote these shares. This Notice presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy at no charge (see reverse side for details).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this Notice to obtain proxy materials and voting instructions.

——	Before You Vote	——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Admission Ticket

NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS

How to View Online:

Have the control number that is printed in the box marked by the arrow  (located on the following page) available and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of the Company’s proxy materials for this meeting and for future stockholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the control number that is printed in the box marked by the arrow     (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to the Company or to your investment adviser.

Please make the request as instructed above on or before May 12, 2016 to facilitate timely delivery.

——	How To Vote	——

Please Choose One of the Following Voting Methods

Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the control number that is printed in the box marked by the arrow      (located on the following page) available and follow the instructions.

Vote By Telephone: You can vote by telephone by requesting a paper or e-mail copy of the proxy materials, which will include a proxy card that contains instructions on how to transmit your voting instructions by telephone.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card and a postage-paid return envelope.

Vote In Person: Ballots will be available to stockholders who attend the meeting in person. Admission to the meeting will be by ticket only. Please review the proxy materials for the Company’s admission policy. You may vote the shares by proxy prior to the meeting, even if you plan to attend the meeting in person. Directions to the meeting are available on the Company’s website at www.aboutwendys.com.

Voting Items

Notice is hereby given that the 2016 Annual Meeting of Stockholders of The Wendy’s Company will be held at the Thomas Conference Center located at the Company’s corporate offices, One Dave Thomas Boulevard, Dublin, Ohio 43017, on Thursday, May 26, 2016, at 10:00 a.m. (EDT), for the following purposes:

The Board of Directors recommends that you vote FOR the election of each of the director nominees named below:

1.	Election of Directors

Nominees:

	1a.	Nelson Peltz

	1b.	Peter W. May

	1c.	Emil J. Brolick

	1d.	Janet Hill

	1e.	Dennis M. Kass

	1f.	Joseph A. Levato

	1g.	Michelle J. Mathews-Spradlin

	1h.	Matthew H. Peltz

	1i.	Todd A. Penegor

	1j.	Peter H. Rothschild

	1k.	Arthur B. Winkleblack

The Board of Directors recommends that you vote FOR proposals 2, 3 and 4:

2.	Approval of amendments to the Company’s Certificate of Incorporation to provide stockholders with a “proxy access” right.

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016.

4.	Advisory resolution to approve executive compensation.

If any other matter properly comes before the meeting, shares represented by properly submitted proxies will be voted on such matter in the discretion of the persons named as proxies in the Company’s proxy card for the meeting.

Only stockholders of record at the close of business on March 28, 2016, the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting.